UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21918

Oppenheimer Global Multi Strategies Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 2/29/2016

Item 1. Schedule of Investments.

CONSOLIDATED STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

	Shares	Value
Common Stocks—8.4%
ADT Corp. (The)	8,533	$344,477
Affymetrix, Inc.[1]	26,037	365,559
Airgas, Inc.	2,677	378,849
Alere, Inc.[1]	6,380	340,054
Ambit Biosciences Corp.[1,6]	23,568	14,141
Apollo Education Group, Inc.[1]	37,851	310,000
Banner Corp.	793	31,490
Benefitfocus, Inc.[1]	457	14,345
Blount International, Inc.[1]	38,174	370,288
Cablevision Systems Corp., Cl. A	10,921	355,260
Camden National Corp.	117	4,541
Chelsea Therapeutics, Inc.[1,6]	40,295	—
Durata Therapeutics[1,6]	14,998	—
DYAX Corp.[1,6]	10,393	104
EME Reorganization Trust	260,360	547
Empire District Electric Co. (The)	10,279	336,329
Endurance International Group Holdings, Inc.[1]	2,048	23,019
Enstar Group Ltd.[1]	307	48,521
Essent Group Ltd.[1]	1,460	28,105
Fairchild Semiconductor International, Inc., Cl. A1	20,941	420,076
Fidelity & Guaranty Life	14,393	356,515
Goldman Sachs Group, Inc. (The)	863	129,044
Griffon Corp.	769	11,427
Hutchinson Technology, Inc.[1]	107,621	396,045
Ingram Micro, Inc., Cl. A	9,218	330,004
Inland Real Estate Corp.	23,541	249,535
Journal Media Group, Inc.	32,178	386,780
Keurig Green Mountain, Inc.	4,129	379,620
Limelight Networks, Inc.[1]	2,343	3,632
Mattson Technology, Inc.[1]	101,267	365,574
Microsemi Corp.[1]	2,836	98,211
MoneyGram International, Inc.[1]	1,063	5,719
Multi-Fineline Electronix, Inc.[1]	14,923	336,812
Newport Corp.[1]	15,610	355,440
NII Holdings, Inc.[1]	3,028	16,079
NRG Energy, Inc.	856	9,229
Phoenix Cos., Inc. (The)[1]	10,453	385,716
Piedmont Natural Gas Co., Inc.	6,312	374,996
PowerSecure International, Inc.[1]	19,176	356,674
Questar Corp.	14,175	351,115
RealD, Inc.[1]	35,182	379,966
Rite Aid Corp.[1]	43,055	342,287
Solera Holdings, Inc.	6,816	379,651
TECO Energy, Inc.	13,773	378,344
Teva Pharmaceutical Industries Ltd.[1]	940	—
Tiptree Financial, Inc., Cl. A	531	3,255
Vantage Drilling International[1]	446	42,499
Total Common Stocks (Cost $10,271,435)		9,809,874

1 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Mortgage-Backed Obligations—0.4%
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 177, Cl. IO, 0.00%, 7/1/26[3,4]	$189,930	$36,676
Series 2815, Cl. PT, 0.00%, 11/15/32[3,4]	87,167	4,268
Series 2922, Cl. SE, 3.741%, 2/15/35[3]	20,871	3,885
Series 3005, Cl. WI, 0.00%, 7/15/35[3,4]	30,791	6,782
Series 3031, Cl. BI, 0.04%, 8/15/35[3]	286,854	67,089
Series 3201, Cl. SG, 1.423%, 8/15/36[3]	105,862	21,677
Series 3606, Cl. SN, 0.00%, 12/15/39[3,4]	128,021	24,692
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2003-33, Cl. IA, 4.75%, 5/25/33[3]	46,647	9,009
Series 2003-52, Cl. NS, 0.00%, 6/25/23[3,4]	64,239	7,924
Series 2004-56, Cl. SE, 11.158%, 10/25/33[3]	87,183	18,869
Series 2005-12, Cl. SC, 6.832%, 3/25/35[3]	9,883	1,978
Series 2005-14, Cl. SE, 16.555%, 3/25/35[3]	170,700	28,372
Series 2005-6, Cl. SE, 14.287%, 2/25/35[3]	191,754	39,496
Series 2005-87, Cl. SE, 11.632%, 10/25/35[3]	119,403	19,228
Series 2006-53, Cl. US, 11.454%, 6/25/36[3]	93,678	15,504
Series 2007-88, Cl. XI, 20.85%, 6/25/37[3]	168,446	30,994
Series 2010-116, Cl. BI, 0.00%, 8/25/20[3,4]	211,240	14,555
Series 2011-96, Cl. SA, 3.65%, 10/25/41[3]	480,536	94,208
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Series 2002-76, Cl. SG, 3.725%, 10/16/29[3]	193,499	45,714
Total Mortgage-Backed Obligations (Cost $384,085)		490,920

Non-Convertible Corporate Bonds and Notes—24.0%
Consumer Discretionary—4.0%
Auto Components—0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	350,000	310,188

Diversified Consumer Services—0.2%
Laureate Education, Inc., 9.25% Sr. Unsec. Nts., 9/1/19[5]	400,000	206,000

Hotels, Restaurants & Leisure—1.2%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	250,000	260,625
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[5]	250,000	237,500
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22	200,000	218,750
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[5]	250,000	239,688
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[5]	450,000	417,375
		1,373,938

Media—2.1%
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[5]	250,000	243,125
CCO Holdings LLC/CCO Holdings Capital Corp., 6.50% Sr. Unsec. Nts., 4/30/21	350,000	364,437
Clear Channel Worldwide Holdings, Inc., 6.50% Sr. Unsec. Nts., 11/15/22	300,000	289,875

2 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	$350,000	$336,000
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 3/1/21	350,000	239,750
Numericable SFR SAS, 6% Sr. Sec. Nts., 5/15/22[5]	250,000	248,750
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[5]	350,000	368,375
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[5]	350,000	329,875
		2,420,187

Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23[5]	250,000	267,187

Specialty Retail—0.1%
Claire’s Stores, Inc., 9% Sr. Sec. Nts., 3/15/19[5]	200,000	115,500

Consumer Staples—0.9%
Food & Staples Retailing—0.3%
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[5]	250,000	267,813

Food Products—0.6%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[5]	200,000	166,000
Minerva Luxembourg SA, 7.75% Sr. Unsec. Nts., 1/31/23[5]	200,000	190,100
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	350,000	372,312
		728,412

Energy—2.7%
Energy Equipment & Services—0.1%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20	225,000	81,000
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[2,6]	250,000	—
Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	7,000
		88,000

Oil, Gas & Consumable Fuels—2.6%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[2]	250,000	1,719
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	250,000	235,000
Cosan Luxembourg SA, 5% Sr. Unsec. Nts., 3/14/23[5]	200,000	165,500
Denbury Resources, Inc.:
4.625% Sr. Sub. Nts., 7/15/23	200,000	59,000
5.50% Sr. Sub. Nts., 5/1/22	100,000	32,000
Energy Transfer Equity LP, 7.50% Sr. Sec. Nts., 10/15/20	350,000	322,000
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sr. Unsec. Nts., 5/1/20	350,000	101,500
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[5]	200,000	189,984
Halcon Resources Corp., 8.875% Sr. Unsec. Nts., 5/15/21	250,000	28,750
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20	200,000	10,500
Lukoil International Finance BV, 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[5]	250,000	228,517
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[5]	350,000	328,125
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[5]	250,000	30,000
Petrobras Argentina SA, 5.875% Sr. Unsec. Nts., 5/15/17[5]	250,000	246,663
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	74,750
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[5]	250,000	108,125
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	350,000	335,781

3 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	$500,000	$27,813
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	286,079
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[5]	200,000	195,600
		3,007,406

Financials—4.6%
Capital Markets—0.3%
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	350,000	349,563

Commercial Banks—2.7%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[5]	200,000	187,000
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[5]	200,000	157,485
Banco Bradesco SA (Cayman Islands), 5.90% Sub. Nts., 1/16/21[5]	250,000	249,050
Banco Pan SA, 8.50% Sub. Nts., 4/23/20[5]	225,000	172,125
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	550,000	516,312
CIT Group, Inc., 4.25% Sr. Unsec. Nts., 8/15/17	350,000	357,875
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[5]	250,000	223,438
HBOS plc, 6.75% Sub. Nts., 5/21/18[5]	200,000	215,562
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[5,7]	250,000	253,194
Intesa Sanpaolo SpA, 5.017% Sub. Nts., 6/26/24[5]	250,000	230,128
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,8]	200,000	213,751
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[5]	200,000	194,310
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[5]	200,000	207,389
		3,177,619

Consumer Finance—0.4%
Ally Financial, Inc., 8% Sr. Unsec. Nts., 11/1/31	350,000	389,375

Diversified Financial Services—0.2%
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[5]	200,000	185,250
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[2]	350,000	962
		186,212

Insurance—0.2%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[5]	250,000	224,375
Real Estate Investment Trusts (REITs)—0.3%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	371,875
Real Estate Management & Development—0.5%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[5]	200,000	213,506
Evergrande Real Estate Group Ltd., 8.75% Sr. Unsec. Nts., 10/30/18[5]	250,000	245,000
Kaisa Group Holdings Ltd., 8.875% Sr. Unsec. Nts., 3/19/18[2,5]	200,000	149,000
		607,506

Health Care—1.8%
Health Care Equipment & Supplies—0.6%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[5]	400,000	289,000
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	400,000	371,000
		660,000

4 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Health Care Providers & Services—0.9%
DaVita HealthCare Partners, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	$250,000	$254,844
5.75% Sr. Unsec. Nts., 8/15/22	100,000	105,625
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	277,550
Tenet Healthcare Corp., 8.125% Sr. Unsec. Nts., 4/1/22	400,000	395,248
		1,033,267

Pharmaceuticals—0.3%
Valeant Pharmaceuticals International, Inc., 6.375% Sr. Unsec. Nts., 10/15/20[5]	400,000	369,000

Industrials—2.2%
Aerospace & Defense—0.3%
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	343,000

Building Products—0.2%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[5]	200,000	188,000

Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[2,9]	335,000	6,700

Machinery—0.5%
Algeco Scotsman Global Finance plc, 8.50% Sr. Sec. Nts., 10/15/18[5]	250,000	192,500
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	374,675
		567,175

Professional Services—0.3%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[5]	350,000	355,687

Trading Companies & Distributors—0.8%
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	250,000	264,375
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	200,000	211,500
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	424,000
		899,875

Transportation Infrastructure—0.1%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[5]	140,000	148,575

Information Technology—0.9%
Communications Equipment—0.0%
Avaya, Inc., 10.50% Sec. Nts., 3/1/21[5]	100,000	26,000

Software—0.7%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[5]	300,000	316,875
Audatex North America, Inc., 6% Sr. Unsec. Nts., 6/15/21[5]	300,000	304,125
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[5]	300,000	191,625
		812,625

Technology Hardware, Storage & Peripherals—0.2%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[5]	250,000	263,622

Materials—2.7%
Chemicals—0.3%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	250,000	166,875

5 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Chemicals (Continued)
Momentive Performance Materials, Inc., 3.88% Sr. Sec. Nts., 10/24/21	$250,000	$171,250
		338,125

Construction Materials—0.4%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[5]	550,000	497,805

Containers & Packaging—0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds
Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	360,500

Metals & Mining—1.5%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	250,000	247,562
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[5]	250,000	267,745
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	225,313
CSN Resources SA, 6.50% Sr. Unsec. Nts., 7/21/20[5]	250,000	93,750
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[5]	200,000	187,040
FMG Resources August 2006 Pty Ltd., 8.25% Sr. Unsec. Nts., 11/1/19[5]	250,000	223,750
Nord Gold NV, 6.375% Sr. Unsec. Nts., 5/7/18[5]	200,000	203,959
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	350,000	326,375
		1,775,494

Paper & Forest Products—0.2%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[5]	200,000	200,600

Telecommunication Services—3.6%
Diversified Telecommunication Services—2.2%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	340,812
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[5]	250,000	245,625
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[5]	200,000	173,750
8.50% Sub. Perpetual Bonds[5,7,8]	450,000	351,000
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[5]	400,000	416,700
Frontier Communications Corp., 8.50% Sr. Unsec. Nts., 4/15/20	250,000	255,313
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	350,000	243,250
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	367,500
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[5]	200,000	189,550
		2,583,500

Wireless Telecommunication Services—1.4%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[5]	200,000	157,000
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[5]	200,000	176,250
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[5]	200,000	204,613
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[5]	250,000	247,875
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23	350,000	260,053
VimpelCom Holdings BV, 7.504% Sr. Unsec. Nts., 3/1/22[5]	350,000	360,133
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[5]	250,000	231,250
		1,637,174

6 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Utilities—0.6%
Electric Utilities—0.2%
FirstEnergy Corp., 7.375% Sr. Unsec. Nts., 11/15/31		$250,000	$311,482
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[2,6]		250,000	—
			311,482

Independent Power and Renewable Electricity Producers—0.4%
Dynegy, Inc., 6.75% Sr. Unsec. Nts., 11/1/19		250,000	234,375
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[5]		250,000	202,500
			436,875
Total Non-Convertible Corporate Bonds and Notes (Cost $33,026,612)			27,906,237

Event-Linked Bonds—19.9%
Earthquake—4.6%
Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18[7,9]		250,000	251,862
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[5,7]	EUR	450,000	488,211
Bosphorus Ltd. Catastrophe Linked Nts., 3.735%, 8/17/18[5,7]		250,000	245,187
Bosphorus Re Ltd. Catastrophe Linked Nts., 2.805%, 5/3/16[5,7]		356,000	355,012
Golden State RE II Ltd. Catastrophe Linked Nts., 2.505%, 1/8/19[5,7]		500,000	491,425
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.00%, 4/5/19[5,7]	JPY	70,000,000	619,449
2.555%, 4/6/18[5,7]		440,000	440,154
2.805%, 4/6/18[5,7]		250,000	249,587
Merna Reinsurance IV Ltd. Catastrophe Linked Nts., 2.805%, 4/8/16[5,7]		250,000	250,031
Merna Reinsurance Ltd. Catastrophe Linked Nts., 2.305%, 4/9/18[5,7]		250,000	248,938
Merna Reinsurance V Ltd. Catastrophe Linked Nts., 2.305%, 4/7/17[5,7]		250,000	249,963
Nakama Re Ltd. Catastrophe Linked Nts.:
2.43%, 1/16/19[7,9]		250,000	248,888
2.805%, 4/13/18[5,7]		250,000	249,763
3.055%, 9/29/16[5,7]		250,000	249,306
3.18%, 1/16/20[7,9]		250,000	250,838
Ursa Re Ltd. Catastrophe Linked Nts., 3.50%, 12/7/17[5,7]		500,000	496,375
			5,384,989

Longevity—0.6%
Vita Capital V Ltd. Catastrophe Linked Nts., 3.96%, 1/15/17[5,7]		500,000	505,325
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[5,7]		250,000	249,862
			755,187

Multiple Event—6.0%
Atlas IX Capital Ltd. Catastrophe Linked Nts., 3.802%, 1/17/19[5,7]		500,000	510,825
Blue Danube II Ltd. Catastrophe Linked Nts., 4.562%, 5/23/16[5,7]		397,000	397,764
Caelus Re 2013 Ltd. Catastrophe Linked Nts., 5.25%, 3/7/16[5,7]		250,000	250,631
Caelus Re IV Ltd. Catastrophe Linked Nts., 5.805%, 3/6/20[5,7]		250,000	250,000
Citrus Re Ltd. Catastrophe Linked Nts.:
4.585%, 4/24/17[5,7]		250,000	248,712
4.765%, 4/18/17[5,7]		250,000	247,437
Cranberry Re Ltd. Catastrophe Linked Nts., 4.105%, 7/6/18[5,7]		250,000	253,587
East Lane Re VI Ltd. Catastrophe Linked Nts., 3.055%, 3/14/18[5,7]		250,000	247,562

7 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Multiple Event (Continued)
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.805%, 4/30/18[5,7]		$250,000	$247,462
5.055%, 4/30/18[5,7]		250,000	249,362
PennUnion Re Ltd. Catastrophe Linked Nts., 4.805%, 12/7/18[5,7]		250,000	248,787
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.805%, 12/6/16[5,7]		500,000	501,775
6.055%, 12/6/16[5,7]		250,000	252,263
8.305%, 6/6/16[5,7]		500,000	506,325
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts., 5.555%, 12/6/17[5,7]		250,000	249,238
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts., 3.805%, 6/6/18[5,7]		500,000	500,725
Riverfront Re Ltd. Catastrophe Linked Nts., 4.305%, 1/6/17[5,7]		250,000	246,588
Sanders Re Ltd. Catastrophe Linked Nts.:
3.305%, 5/25/18[5,7]		250,000	244,238
3.545%, 5/25/18[5,7]		250,000	245,013
4.145%, 6/7/17[5,7]		250,000	250,063
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/18[5,7]		250,000	249,888
7.195%, 1/9/17[5,7]		300,000	303,675
VenTerra Re Ltd. Catastrophe Linked Nts., 4.055%, 1/9/17[5,7]		250,000	250,713
			6,952,633

Other—1.8%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[5,7]	EUR	250,000	272,670
3.35%, 1/8/20[5,7]	EUR	500,000	543,653
Vitality Re IV Ltd. Catastrophe Linked Nts., 4.055%, 1/9/17[5,7]		250,000	253,337
Vitality Re V Ltd. Catastrophe Linked Nts., 2.055%, 1/7/19[5,7]		500,000	495,925
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.405%, 1/8/18[5,7]		250,000	248,762
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.955%, 1/7/20[5,7]		250,000	250,938
			2,065,285

Windstorm—6.9%
Akibare II Ltd. Catastrophe Linked Nts., 4.055%, 4/13/16[5,7]		625,000	627,266
Alamo Re Ltd. Catastrophe Linked Nts.:
4.905%, 6/7/19[5,7]		250,000	254,912
5.545%, 6/7/17[5,7]		250,000	254,612
Aozora Re Ltd. Catastrophe Linked Nts., 2.305%, 4/7/17[5,7]	JPY	25,500,000	224,277
Armor Re Ltd. Catastrophe Linked Nts., 4.385%, 12/15/16[5,7]		500,000	496,512
Calypso Capital II Ltd. Catastrophe Linked Nts., 2.88%, 1/9/17[5,7]	EUR	250,000	274,573
Citrus Re Ltd. Catastrophe Linked Nts., 7.50%, 2/24/19[5,7]		250,000	250,788
East Lane Re V Ltd. Catastrophe Linked Nts., 11.055%, 3/16/16[5,7]		500,000	502,612
Everglades Re II Ltd. Catastrophe Linked Nts., 5.455%, 5/3/18[5,7]		250,000	251,687
Everglades Re Ltd. Catastrophe Linked Nts.:
7.755%, 4/28/17[5,7]		250,000	255,162
9.785%, 3/28/16[5,7]		625,000	630,094
Gator Re Ltd. Catastrophe Linked Nts., 6.575%, 1/9/17[5,7]		500,000	481,575
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[5,7]	EUR	319,000	350,425
Ibis Re II Ltd. Catastrophe Linked Nts., 4.305%, 6/28/16[5,7]		255,000	256,409

8 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Windstorm (Continued)
Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[5,7]	EUR	250,000	$271,827
Longpoint Re Ltd. III Catastrophe Linked Nts., 4.505%, 5/18/16[5,7]		500,000	502,063
Manatee Re Ltd. Catastrophe Linked Nts., 5.305%, 12/22/17[5,7]		250,000	247,638
MultiCat Mexico Ltd. 2012-I Catastrophe Linked Nts., 3.305%, 3/4/16[5,7]		250,000	124,531
Pelican III Re Ltd. Catastrophe Linked Nts., 6.305%, 4/16/18[5,7]		250,000	250,588
Pelican Re Ltd. Catastrophe Linked Nts., 6.305%, 5/15/17[5,7]		250,000	254,738
Queen City Re Catastrophe Linked Nts., 3.805%, 1/6/17[5,7]		500,000	494,875
Queen Street VIII Re Ltd. Catastrophe Linked Nts., 6.805%, 6/8/16[5,7]		262,000	264,312
Tar Heel Re Ltd. Catastrophe Linked Nts., 8.805%, 5/9/16[5,7]		500,000	507,425
			8,028,901
Total Event-Linked Bonds (Cost $23,544,963)			23,186,995

	Shares
Investment Companies—12.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.42%[10,11]		3,066,233	3,066,233
Oppenheimer Master Loan Fund, LLC[10]		420,915	5,916,161
PowerShares Senior Loan Portfolio Exchange Traded Fund		264,515	5,851,072
Total Investment Companies (Cost $16,143,827)			14,833,466

	Principal Amount
Short-Term Note—24.4%
United States—24.4%
United States Treasury Bills, 0.187%, 3/10/16[12,13,14] (Cost $28,498,682)		$28,500,000	28,498,682

Total Investments, at Value (Cost $111,869,604)		89.8%	104,726,174
Net Other Assets (Liabilities)		10.2	11,842,433
Net Assets		100.0%	$116,568,607

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the contractual interest rate.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $490,920 or 0.42% of the Fund’s net assets at period end.

4. Interest rate is less than 0.0005%.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $37,607,925 or 32.26% of the Fund’s net assets at period end.

6. Security received as the result of issuer reorganization.

7. Represents the current interest rate for a variable or increasing rate security.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

9. Restricted security. The aggregate value of restricted securities at period end was $758,288, which represents 0.65% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

9 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Acorn Re Ltd. Catastrophe Linked Nts., 4.049%, 7/17/18	7/2/15	$250,000	$251,862	$1,862
Nakama Re Ltd. Catastrophe Linked Nts., 2.43%, 1/16/19	12/12/14	250,000	248,888	(1,112)
Nakama Re Ltd. Catastrophe Linked Nts., 3.18%, 1/16/20	10/9/15	250,916	250,838	(78)
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	6/25/14	335,000	6,700	(328,300)
		$1,085,916	$758,288	$(327,628)

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares May 29, 2015[a]	Gross Additions	Gross Reductions	Shares February 29, 2016
Oppenheimer Institutional Money Market Fund, Cl. E	—	107,448,346	104,382,113	3,066,233
Oppenheimer Master Loan Fund, LLC	431,710	16,205	27,000	420,915

		Value	Income	Realized Loss
Oppenheimer Institutional Money Market Fund, Cl. E		$3,066,233	$5,430	$—
Oppenheimer Master Loan Fund, LLC		5,916,161	255,626[b]	77,432[b]
Total		$8,982,394	$261,056	$77,432

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Consolidated Notes.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

11. Rate shown is the 7-day yield at period end.

12. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $6,066,719. See Note 6 of the accompanying Consolidated Notes.

13. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,333,938. See Note 6 of the accompanying Consolidated Notes.

14. Zero coupon bond reflects effective yield on the date of purchase.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$80,802,477	77.2%
Japan	3,157,640	3.0
Cayman Islands	2,301,937	2.2
Bermuda	2,137,246	2.0
Supranational	1,968,076	1.9
Russia	1,641,991	1.6
Brazil	1,497,060	1.4
France	1,415,498	1.3

10 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Colombia	$1,247,312	1.2%
Eurozone	1,034,611	1.0
Turkey	836,437	0.8
China	821,257	0.8
Mexico	810,336	0.8
Argentina	590,837	0.6
India	579,569	0.6
Chile	553,313	0.5
Italy	461,378	0.4
Macau	417,375	0.4
Barbados	416,700	0.4
United Kingdom	408,062	0.4
Luxembourg	324,125	0.3
Jersey, Channel Islands	237,500	0.2
South Africa	225,312	0.2
Australia	223,750	0.2
Peru	185,250	0.2
Ukraine	166,000	0.2
Jamaica	157,000	0.1
Venezuela	108,125	0.1
Israel	—	—
Total	$104,726,174	100.0%

Forward Currency Exchange Contracts as of February 29, 2016
Counterparty	Settlement Month(s)	Currency Purchased (000’s)		Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
BAC	03/2016	USD	374	BRL	1,545	$—	$10,916
BOA	03/2016	AUD	1,655	USD	1,155	25,148	—
BOA	03/2016	CHF	1,200	USD	1,208	—	5,209
BOA	03/2016	JPY	146,000	USD	1,243	52,623	—
BOA	03/2016	USD	1,136	TRY	3,480	—	30,772
BOA	03/2016	USD	1,055	ZAR	17,170	—	21,982
BOA	03/2016	ZAR	35,650	USD	2,189	48,159	—
CITNA-B	03/2016	BRL	9,340	USD	2,307	4,836	—
CITNA-B	03/2016	EUR	2,115	USD	2,350	—	48,045
CITNA-B	03/2016	USD	392	BRL	1,615	—	9,844
CITNA-B	03/2016	USD	2,332	MXN	42,400	—	2,245
CITNA-B	03/2016	USD	2,319	ZAR	37,190	—	14,113
DEU	03/2016	BRL	2,100	USD	528	—	5,468
DEU	03/2016	EUR	1,100	USD	1,201	—	3,712
DEU	03/2016	HUF	687,000	USD	2,371	38,788	—
DEU	03/2016	SEK	19,820	USD	2,341	—	24,196
DEU	04/2016	USD	516	BRL	2,070	5,122	—
DEU	03/2016	USD	1,202	HUF	347,000	—	15,262
DEU	03/2016	USD	2,358	SEK	20,080	10,369	—
GSCO-OT	03/2016	USD	1,177	KRW	1,412,000	38,920	—
HSBC	03/2016	KRW	2,793,000	USD	2,307	—	55,179
HSBC	03/2016	MXN	42,300	USD	2,332	—	3,660
HSBC	03/2016	TRY	6,840	USD	2,296	—	3,154

11 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation
HSBC	03/2016	USD	2,301	KRW	2,822,000	$25,396	$—
HSBC	03/2016	USD	1,184	MXN	21,100	22,325	—
HSBC	03/2016	USD	1,181	NOK	10,520	—	27,832
JPM	03/2016	BRL	2,670	USD	670	—	5,518
JPM	03/2016	CAD	3,280	USD	2,373	51,757	—
JPM	03/2016	CHF	4,645	USD	4,664	8,401	15,567
JPM	03/2016	GBP	1,360	USD	1,941	—	48,075
JPM	03/2016	NOK	20,510	USD	2,377	—	20,897
JPM	03/2016	SEK	10,130	USD	1,198	—	13,394
JPM	03/2016	USD	2,337	AUD	3,340	—	44,075
JPM	04/2016	USD	671	BRL	2,700	5,258	—
JPM	03/2016	USD	4,659	CHF	4,685	2,513	40,565
JPM	03/2016	USD	2,368	EUR	2,170	6,234	—
JPM	03/2016	USD	3,797	GBP	2,735	—	9,577
JPM	03/2016	USD	1,929	JPY	219,000	—	13,123
JPM	03/2016	USD	2,326	NZD	3,600	—	42,491
JPM	03/2016	USD	2,329	SEK	19,740	21,142	—
MSCO	03/2016	GBP	1,375	USD	1,937	—	22,756
MSCO	03/2016	NZD	1,785	USD	1,178	—	3,409
MSCO	03/2016	USD	1,179	CAD	1,660	—	48,342
MSCO	03/2016	USD	2,225	EUR	2,031	13,878	—
MSCO	03/2016	USD	1,206	GBP	825	57,556	—
MSCO	03/2016	USD	818	JPY	96,000	—	34,020
TDB	03/2016	JPY	219,000	USD	1,939	3,696	—
TDB	03/2016	USD	392	BRL	1,610	—	9,099
TDB	03/2016	USD	2,285	TRY	6,810	2,464	—
Total Unrealized Appreciation and Depreciation						$444,585	$652,497

Futures Contracts as of February 29, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
CAC 40 10 Index	PAR	Sell	3/18/16	304	$14,393,996	$(843,728)
CBOE Volatility Index	CBE	Sell	4/20/16	90	1,995,750	(604)
Coffee “C”*	NYB	Sell	5/18/16	17	733,444	29,182
Copper*	CMX	Buy	4/27/16	14	745,500	27,967
Cotton No. 2*	NYB	Buy	5/6/16	24	678,000	(67,755)
FTSE 100 Index	LIF	Sell	3/18/16	167	14,082,313	(219,890)
Gas Oil*	NYM	Buy	3/31/16	13	721,102	343
Gold (100 oz.)*	CMX	Buy	4/27/16	8	987,520	94,461
Live Cattle*	CME	Sell	4/29/16	14	767,060	(18,261)
Low Sulphur Gas Oil*	ICE	Buy	3/10/16	24	778,800	37,859
Natural Gas*	NYM	Sell	3/30/16	25	427,750	126,201
Primary Aluminum*	LME	Sell	3/15/16	20	786,125	(30,939)
Russell 2000 Mini Index	NYF	Sell	3/18/16	272	28,062,240	1,963,825
S&P 500 E-Mini Index	CME	Buy	3/18/16	195	18,812,625	21,884

12 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Futures Contracts (Continued)
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
S&P/TSX 60 Index	MON	Sell	3/17/16	21	$2,340,266	$(24,927)
Soybean*	CBT	Buy	7/14/16	17	737,375	(15,986)
SPI 200 Index	SFE	Sell	3/17/16	35	3,043,965	17,427
Sugar #11 World*	NYB	Sell	4/29/16	51	820,243	(62,286)
United States Treasury Long Bonds	CBT	Buy	6/21/16	36	5,923,125	5,588
United States Treasury Nts., 10 yr.	CBT	Sell	6/21/16	4	522,063	(2)
United States Treasury Nts., 2 yr.	CBT	Sell	6/30/16	9	1,966,922	1,436
WTI Crude Oil*	NYM	Sell	3/21/16	20	675,000	(56,697)
						$985,098

* All or portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at February 29, 2016
Description	Counterparty		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value
GBP Currency Put	GSG	USD	1.386	3/7/16	GBP	(1,395,000)	$12,252	$(8,734)
GBP Currency Call	GSG	USD	1.386	3/7/16	GBP	(1,395,000)	12,675	(16,398)
GBP Currency Call	JPM	USD	1.411	3/1/16	GBP	(1,375,000)	11,838	(33)
GBP Currency Put	JPM	USD	1.411	3/1/16	GBP	(1,375,000)	11,508	(28,494)
GBP Currency Call	MOS-A	USD	1.391	3/2/16	GBP	(1,395,000)	14,124	(5,930)
GBP Currency Put	MOS-A	USD	1.391	3/2/16	GBP	(1,395,000)	13,845	(7,187)
GBP Currency Put	MOS-A	USD	1.395	3/3/16	GBP	(1,385,000)	12,188	(11,780)
GBP Currency Call	MOS-A	USD	1.395	3/3/16	GBP	(1,385,000)	11,911	(4,992)
GBP Currency Put	TDB	USD	1.398	3/4/16	GBP	(1,395,000)	12,596	(15,561)
GBP Currency Call	TDB	USD	1.398	3/4/16	GBP	(1,395,000)	13,162	(4,817)
JPY Currency Put	GSG	JPY	113.240	3/4/16	JPY	(220,000,000)	14,121	(7,260)
JPY Currency Call	GSG	JPY	111.720	3/2/16	JPY	(217,000,000)	12,907	(1,519)
JPY Currency Put	GSG	JPY	111.720	3/2/16	JPY	(217,000,000)	13,832	(21,700)
JPY Currency Call	GSG	JPY	113.110	3/7/16	JPY	(219,000,000)	14,173	(17,082)
JPY Currency Call	GSG	JPY	113.240	3/4/16	JPY	(220,000,000)	13,895	(13,200)
JPY Currency Put	GSG	JPY	113.110	3/7/16	JPY	(219,000,000)	13,394	(10,074)
JPY Currency Call	JPM	JPY	112.760	3/3/16	JPY	(218,000,000)	12,760	(7,630)
JPY Currency Put	JPM	JPY	112.760	3/3/16	JPY	(218,000,000)	13,398	(10,028)
JPY Currency Call	TDB	JPY	112.200	3/1/16	JPY	(217,000,000)	12,586	(1,302)
JPY Currency Put	TDB	JPY	112.200	3/1/16	JPY	(217,000,000)	13,379	(13,237)
Total Over-the-Counter Options Written							$260,544	$(206,958)

Centrally Cleared Credit Default Swaps at February 29, 2016
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
CDX.HY.25	Buy	5.000%	12/20/20	USD	8,831	$218,543	$(9,771)
CDX.HY.25	Buy	5.000	12/20/20	USD	12,697	(26,099)	(14,049)
Total Centrally Cleared Credit Default Swaps						$192,444	$(23,820)

13 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Credit Default Swaps at February 29, 2016
Reference Asset	Counterparty	Buy/Sell Protection	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received/(Paid)	Value
Aetna, Inc.	GSG	Buy	1.000%	12/20/20	USD	1,500	$54,526	$(49,666)
American Express Co.	BOA	Buy	1.000	12/20/20	USD	1,500	43,166	(33,824)
Anadarko Petroleum Corp.	CITNA-B	Buy	1.000	12/20/20	USD	1,500	(150,870)	204,908
Bristol-Myers Squibb Co.	GSG	Sell	1.000	12/20/20	USD	1,500	(64,224)	64,046
Chubb Corp. (The)	BAC	Sell	1.000	12/20/20	USD	1,500	(64,224)	61,723
Computer Sciences Corp.	FIB	Sell	5.000	12/20/20	USD	1,500	(298,015)	282,449
Darden Restaurants, Inc.	CITNA-B	Sell	1.000	12/20/20	USD	1,500	(12,483)	11,210
Honeywell International, Inc.	JPM	Sell	1.000	12/20/20	USD	1,500	(59,698)	44,730
International Business Machines Corp.	FIB	Buy	1.000	12/20/20	USD	1,500	34,046	(30,524)
International Paper Co.	BNP	Buy	1.000	12/20/20	USD	1,500	9,674	(4,764)
Macy’s Retail Holdings, Inc.	BNP	Buy	1.000	12/20/20	USD	1,500	(97,458)	33,933
Nordstrom, Inc.	CITNA-B	Buy	1.000	12/20/20	USD	1,500	(5,730)	18,637
Raytheon Co.	BNP	Sell	1.000	12/20/20	USD	1,500	(59,847)	58,261
Ryder System, Inc.	CITNA-B	Buy	5.000	12/20/20	USD	1,500	259,426	(265,876)
Sherwin-Williams Co. (The)	BOA	Sell	1.000	12/20/20	USD	1,500	(60,596)	60,568
Union Pacific Corp.	BNP	Buy	1.000	12/20/20	USD	1,500	56,861	(53,095)
Valero Energy Corp.	JPM	Sell	1.000	12/20/20	USD	1,500	515	(47,510)
Yum! Brands, Inc.	BNP	Sell	1.000	12/20/20	USD	1,500	74,856	(101,531)
Total Over-the-Counter Credit Default Swaps							$(340,075)	$253,675

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Rating**
Investment Grade Single Name Corporate Debt	$12,000,000	$—	A+ to BBB-
Non-Investment Grade Single Name Corporate Debt	1,500,000	—	BBB
Total	$13,500,000	$—

* The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

14 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund

Centrally Cleared Interest Rate Swaps at February 29, 2016
Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date		Notional Amount (000’s)	Premiums Received / (Paid)	Value
BAC	Pay	Three-Month SEK STIBOR SIDE	1.415%	9/18/25	SEK	625	$—	$3,194
BAC	Pay	Three-Month SEK STIBOR SIDE	1.418	11/12/25	SEK	800	—	3,645
BAC	Pay	Three-Month SEK STIBOR SIDE	1.501	12/9/25	SEK	750	—	4,078
BAC	Pay	Three-Month SEK STIBOR SIDE	1.365	8/10/25	SEK	1,225	—	5,771
BAC	Pay	Three-Month SEK STIBOR SIDE	1.630	7/3/25	SEK	72,125	20,918	576,953
BOA	Receive	Six-Month AUD BBR BBSW	3.105	12/7/25	AUD	12,270	—	(475,036)
BOA	Pay	Three-Month USD BBA LIBOR	2.187	9/8/25	USD	115	—	7,761
JPM	Receive	Six-Month JPY BBA LIBOR	0.461	12/9/25	JPY	11,000	—	(3,530)
JPM	Receive	Three-Month USD BBA LIBOR	2.350	7/10/25	USD	8,570	(2,759)	644,081
JPM	Receive	Six-Month JPY BBA LIBOR	0.550	9/18/25	JPY	26,000	—	(10,714)
JPM	Receive	Six-Month JPY BBA LIBOR	0.593	7/10/25	JPY	1,031,000	—	(445,969)
Total Centrally Cleared Interest Rate Swaps							$18,159	$310,234

Over-the-Counter Total Return Swaps at February 29, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
CGAUOPAU Custom Basket	CITNA-B	Receive	One-Month AUD BBSW plus 50 basis points	3/10/16	AUD	8,181	$6,438
CGCNOCAD Custom Basket	CITNA-B	Receive	One-Month CAD BA CDOR plus 50 basis points	4/7/16	CAD	8,189	399,264
GSEHOPHK Custom Basket	GSG	Receive	One-Month HKD HIBOR HKAB plus 40 basis points	2/10/17	HKD	45,424	30,091
GSOPRUSS Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 5 basis points	2/7/17	USD	27,846	4,270
GSOPSPS3 Custom Basket	GSG	Receive	One-Month USD BBA LIBOR plus 35 basis points	1/10/17	USD	20,056	292,220
HIH6 Index	GSG	Pay	No Floating Rate	4/8/16	HKD	45,793	7,267

15 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
JPCMOLNG Custom Basket	JPM	Receive	One-Month USD BBA LIBOR plus 30 basis points	8/5/16	USD	8,885	$43,871
JPCMOSHR Custom Basket	JPM	Pay	One-Month USD BBA LIBOR minus 85 basis points	8/5/16	USD	8,883	(262,842)
JPEBCACO Custom Basket	JPM	Receive	One-Month EUR EURIBOR no spread	7/7/16	USD	14,327	(224,628)
JPEBUKXO Custom Basket	JPM	Receive	One-Month GBP BBA LIBOR no spread	7/7/16	USD	14,671	(228,736)
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	4/7/16	USD	18,476	98,414
OEX Index	GSG	Pay	One-Month USD BBA LIBOR minus 35 basis points	10/7/16	USD	1,890	10,068
Total of Over-the-Counter Total Return Swaps							$175,697

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at February 29, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
CAD/JPY spot exchange rate	HSBC	Receive	$18.000	4/1/16	CAD	6,400	$(615)
CAD/JPY spot exchange rate	JPM	Receive	18.900	3/31/16	CAD	6,500	(5,477)
EUR/CHF spot exchange rate	HSBC	Pay	6.450	3/10/16	EUR	4,300	1,965
EUR/SEK spot exchange rate	DEU	Pay	7.850	3/16/16	EUR	4,200	7,265
EUR/SEK spot exchange rate	GSG	Pay	7.225	3/18/16	EUR	4,300	1,918
EUR/SEK spot exchange rate	JPM	Pay	6.900	3/21/16	EUR	4,300	187
EUR/SEK spot exchange rate	BOA	Pay	7.500	3/14/16	EUR	4,200	6,899
EUR/SEK spot exchange rate	BOA	Pay	7.300	3/16/16	EUR	4,200	4,249
GBP/AUD spot exchange rate	HSBC	Receive	14.200	3/29/16	GBP	3,400	(10,269)
GBP/AUD spot exchange rate	BOA	Receive	11.450	3/9/16	GBP	3,300	12,218
GBP/AUD spot exchange rate	BOA	Receive	12.400	3/24/16	GBP	3,400	(3,076)
GBP/USD spot exchange rate	BOA	Receive	9.275	3/3/16	USD	4,800	7,536
USD/JPY spot exchange rate	JPM	Receive	10.050	3/7/16	USD	4,800	9,696
USD/JPY spot exchange rate	BOA	Receive	8.900	3/4/16	USD	4,800	22,224
USD/JPY spot exchange rate	HSBC	Receive	10.500	3/8/16	USD	4,800	9,072
USD/NOK spot exchange rate	JPM	Pay	12.460	4/4/16	USD	4,800	—
USD/NOK spot exchange rate	JPM	Pay	12.580	3/29/16	USD	4,800	1,008
Total of Over-the-Counter Volatility Swaps							$64,800

16 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
FIB	Credit Suisse International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
CDX.HY.25	Markit CDX High Yield Index
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
EURIBOR	Euro Interbank Offered Rate

17 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
GSEHOPHK	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HIH6	The Hang Seng Index Futures
HKAB	Hong Kong Association of Banks
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBE	Chicago Board Options Exchange
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
ICE	Intercontinental Exchange
LIF	London International Financial Futures and Options Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Exchange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

18 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS February 29, 2016 Unaudited

1. Organization

Oppenheimer Global Multi Strategies Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), and a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi Strategies Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 11,271 shares with net assets of $7,618,538 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

19 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

20 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval

21 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

22 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks	$9,753,130	$42,603	$14,141	$9,809,874
Mortgage-Backed Obligations	—	490,920	—	490,920
Non-Convertible Corporate Bonds and Notes	—	27,906,237	—	27,906,237
Event-Linked Bonds	—	23,186,995	—	23,186,995
Investment Companies	8,917,305	5,916,161	—	14,833,466
Short-Term Note	—	28,498,682	—	28,498,682
Total Investments, at Value	18,670,435	86,041,598	14,141	104,726,174
Other Financial Instruments:
Swaps, at value	—	1,816,605	—	1,816,605
Centrally cleared swaps, at value	—	1,245,483	—	1,245,483
Futures contracts	2,326,173	—	—	2,326,173
Forward currency exchange contracts	—	444,585	—	444,585
Total Assets	$20,996,608	$89,548,271	$14,141	$110,559,020

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(1,322,433)	$—	$(1,322,433)
Centrally cleared swaps, at value	—	(959,069)	—	(959,069)
Options written, at value	—	(206,958)	—	(206,958)
Futures contracts	(1,341,075)	—	—	(1,341,075)
Forward currency exchange contracts	—	(652,497)	—	(652,497)
Total Liabilities	$(1,341,075)	$(3,140,957)	$—	$(4,482,032)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other

23 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund

24 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.5% of the Master Fund at period end.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet

25 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$1,135,477
Market Value	$158,381
Market Value as % of Net Assets	0.14%

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

26 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified

27 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $45,145,213 and $50,924,893, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is

28 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $20,551,443 and $64,636,608 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Options written, if any, are reported in a schedule following the Consolidated Statement

29 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $24,894 and $57,413 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of May 29, 2015	11,760,000	$96,547
Options written	21,528,730,000	2,956,777
Options closed or expired	(19,344,600,000)	(2,792,780)
Options outstanding as of February 29, 2016	2,195,890,000	$260,544

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated

30 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of

31 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has purchased credit protection through credit default swaps to take an outright negative investment perspective on the credit risk of an individual issuer or basket or index of issuers as opposed to decreasing its credit risk exposure related to debt securities of such issuer(s) held by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $36,083,110 and $20,137,000 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $18,575,432 and $18,665,266 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes

32 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

For the reporting period, the Fund had ending monthly average notional amounts of $92,789,413 and $37,163,738 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

33 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $47,977 and $39,256 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and

34 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $976,583.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or

35 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

NOTES TO CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$111,875,596
Federal tax cost of other investments	(42,349,626)

Total federal tax cost	$69,525,970

Gross unrealized appreciation	$6,069,255
Gross unrealized depreciation	(11,881,185)

Net unrealized depreciation	$(5,811,930)

36 OPPENHEIMER GLOBAL MULTI STRATEGIES FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 2/29/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi Strategies Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	4/15/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	4/15/2016